                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15[d] OF THE
                        SECURITIES EXCHANGE ACT OF 1934










Date of Report (Date of earliest event reported):_____May 13, 1997__________




___________________________PHOTRONICS, INC.________________________________
         (Exact Name of Registrant as Specified in Charter)




_____Connecticut_____________________0-15451________________06-0854886_____
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)         Identification No.)




__________1061 East Indiantown Road, Jupiter, FL ___________33477_____
         (Address of Principal Executive Offices)        (Zip Code)




Registrant's Telephone Number, including area code:_____561-747-4163_________




______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5.  OTHER EVENTS

         This Form 8-K is being filed to file the exhibits listed in Item 7, below.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  27     Financial Data Schedule

                  99.1 Condensed Consolidated Balance Sheet at May 4, 1997 (unaudited) and October 31, 1996 and Condensed Consolidated Statement of Earnings for the Three Months and Six Months Ended May 4, 1997 and
                         April 30, 1996 (unaudited).




                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                     PHOTRONICS, INC.



                                                By:_____JEFFREY P. MOONAN______
                                                        Jeffrey P. Moonan
                                                      Senior Vice President
                                                            Secretary





Date: May 13, 1997










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